SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2006

                          IR BIOSCIENCES HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


                                   Delaware
                               ------------------
                          (State or other jurisdiction
                                of incorporation)

      033-05384                                          13-3301899
 ------------------                                  ------------------
   (Commission                                          (IRS Employer
   File Number)                                       Identification No.)


 4021 North 75th Street, Suite 201 Scottsdale, Arizona          85251
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 (Address of principal executive offices)                    (Zip Code)


                                   480-922-3926
             ------------------------------------------------------
               Registrant's telephone number, including area code

                                   Not applicable
             ------------------------------------------------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 7.01 Regulation FD Disclosure

The Company has prepared presentation materials dated May 31, 2006 in an electronic format which provides information related to the company's profile and the development of its business, an explanation of its scientific work, the history of its scientific research and studies, and its future plans regarding its scientific research and studies (the "Electronic Presentation Materials"). The Company anticipates using the Electronic Presentation Materials in presentations to and discussions with institutional brokers and dealers beginning on May 31, 2006. A copy of the Electronic Presentation Materials is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this report, including exhibits, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report and furnishing this information, we make no admission as to the materiality of any information in this report.

Item 9.01    Financial Statements and Exhibits

         (d) Exhibits.

  Exhibit No.                     Description
 ------------                    -------------

      99.1         Electronic Presentation Materials dated May 31, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IR Biosciences Holdings, Inc.

Date: May 31, 2006

 By:     /s/ Michael K. Wilhelm
         ------------------------------
         Name:  Michael K. Wilhelm
         Title: Chief Executive Officer